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Scudder Variable Series II


Scudder Aggressive Growth Portfolio


Supplement to the currently effective prospectuses


The following information supplements the portfolio's currently effective prospectuses:

Effective October 28, 2005, Scudder Aggressive Growth Portfolio will change its name to Scudder Mid Cap Growth Portfolio and adopt a new investment objective and strategy, as detailed below.


Effective October 28, 2005, the following replaces the disclosure in "The Portfolio's Main Investment Strategy" section of the portfolio's prospectuses:


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when the managers believe it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

The portfolio invests primarily in equity securities of medium-sized growth-oriented companies. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies. Each manager has specific sector responsibilities with investment discretion over securities within their sectors.

Company research lies at the heart of the investment process. The managers use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The managers emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o  the stock price reaches a portfolio manager's expectations;

o  there is a material change in the company's fundamentals;

o  the managers believe other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US. The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

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Although major changes tend to be infrequent, the Board of Trustees of Scudder
Variable Series II could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio may use hedging transactions to attempt to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio's securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio's ability to hedge may be limited by the costs of the derivatives contracts. The portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


Effective October 28, 2005, the following replaces the disclosure in "The Main Risks of Investing in the Portfolio" section of the portfolio's prospectuses:


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform -- in this case, the medium-sized capitalization portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


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IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations -- down as well as up -- than stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industrywide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the prices of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

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Effective October 28, 2005, the following replaces the disclosure in the
"Performance" section of the portfolio's Class A prospectus:


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for Scudder Aggressive Growth Portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000       -4.96
2001      -21.76
2002      -30.66
2003       33.99
2004        4.02


For the periods included in the bar chart:
Best Quarter: 23.43%, Q4 2001                Worst Quarter: -25.94%, Q3 2001
2005 Total Return as of March 31: 1.22%


Average Annual Total Returns (%) as of 12/31/2004

                        1 Year         5 Years                Life of Portfolio*
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Portfolio -- Class A     4.02            -6.40                      0.09
Index 1                 15.48            -3.36                      2.96
Index 2                  6.93            -8.87                     -4.09
Index 3                 10.88            -2.30                     -0.21
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Index 1: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of mid cap companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 3: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart, total returns for 2000, and in 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000, and in 2003 and 2004, would have been lower if operating expenses hadn't been reduced.

On October 28, 2005, the Russell Mid Cap Growth Index will replace the Russell 3000 Growth Index and the S&P 500 Index as the portfolio's benchmark index because the advisor believes it is more appropriate to measure the portfolio's performance against the Russell Mid Cap Growth Index as it more accurately reflects the portfolio's investment strategy.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


Effective October 28, 2005, the following replaces the disclosure in the "Performance" section of the portfolio's Class B prospectus:

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the performance of Scudder Aggressive Growth Portfolio has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000       -5.20
2001      -21.96
2002      -30.76
2003       33.43
2004        3.61


For the periods included in the bar chart:

Best Quarter: 23.35%, Q4 2001                Worst Quarter: -25.99%, Q3 2001

2005 Total Return as of March 31: 1.13%

Average Annual Total Returns (%) as of 12/31/2004

                          1 Year            5 Years           Life of Portfolio*
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Portfolio -- Class B      3.61              -6.67                   -0.19
Index 1                  15.48              -3.36                    2.96
Index 2                   6.93              -8.87                   -4.09
Index 3                  10.88              -2.30                   -0.21
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Index 1: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of mid cap companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 3: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart, total return for 2000, 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000, and in 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

On October 28, 2005, the Russell Mid Cap Growth Index will replace the Russell 3000 Growth Index and the S&P 500 Index as the portfolio's benchmark index because the advisor believes it is more appropriate to measure the portfolio's performance against the Russell Mid Cap Growth Index as it more accurately reflects the portfolio's investment strategy.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.











               Please Retain This Supplement for Future Reference




August 19, 2005